SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: April 19, 2005
(Date of Earliest Event Reported)

Akorn, Inc.

(Exact Name of Registrant as Specified in its Charter)

Louisiana (State or other Jurisdiction of Incorporation)	0-13976 (Commission File Number)	72-0717400 (I.R.S. Employer Identification No.)

2500 MILLBROOK DRIVE
BUFFALO GROVE, ILLINOIS
(Address of principal executive offices)

(847) 279-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Ac (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Following the 2005 Annual Meeting of Shareholders of Akorn, Inc. (“Akorn”) to be held on May 27, 2005, Mr. Arjun C. Waney will retire from Akorn’s board of directors to dedicate more time to his philanthropic pursuits.

Item 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

     Effective as of May 27, 2005, the first sentence of Article II, Section 1 of the bylaws of Akron shall provide that the number of directors of Akorn shall be five.

Item 7.01	REGULATION FD DISCLOSURE.

     Akorn delivered a letter to shareholders in connection with providing its annual report to shareholders pursuant to Rule 14a-3 of the Securities Exchange Act of 1934. A copy of the letter to shareholders is attached hereto as Exhibit 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

3.1	Amendment to Bylaws effective as of May 27, 2005

99.1	Letter to Shareholders included in the annual report sent to security holders on April 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.
Date: April 19, 2005	By: /s/ Jeffrey A. Whitnell Jeffrey A. Whitnell, Chief Financial Officer, Treasurer and Secretary